The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund $80
INTECH International Fund $40
INTECH U.S. Core Fund $107
INTECH U.S. Growth Fund $28
INTECH U.S. Value Fund $73
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $9,922
Janus Global Allocation Fund - Conservative $224
Janus Global Allocation Fund - Growth $56
Janus Global Allocation Fund - Moderate $157
Janus Global Bond Fund $46
Janus High-Yield Fund $10,431
Janus Real Return Fund $24
Janus Short-Term Bond Fund $1,067
Perkins Large Cap Value Fund $33
Perkins Mid Cap Value Fund $9,460
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $661
Perkins Value Plus Income Fund $95

C-Class
INTECH Global Dividend Fund $8
INTECH International Fund $2
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $4
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $4,104
Janus Global Allocation Fund - Conservative $243
Janus Global Allocation Fund - Growth $47
Janus Global Allocation Fund - Moderate $91
Janus Global Bond Fund $12
Janus High-Yield Fund $2,117
Janus Real Return Fund $15
Janus Short-Term Bond Fund $212
Perkins Large Cap Value Fund $13
Perkins Mid Cap Value Fund $591
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $67

D-Class
INTECH Global Dividend Fund $111
INTECH U.S. Core Fund $1,738
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $11,094
Janus Global Allocation Fund - Conservative $4,616
Janus Global Allocation Fund - Growth $4,176
Janus Global Allocation Fund - Moderate $4,642
Janus Global Bond Fund $127
Janus High-Yield Fund $11,670
Janus Real Return Fund $60
Janus Short-Term Bond Fund $1,465
Perkins Large Cap Value Fund $448
Perkins Mid Cap Value Fund $13,553
Perkins Select Value Fund $53
Perkins Small Cap Value Fund $703
Perkins Value Plus Income Fund $412

I-Class
INTECH Global Dividend Fund $36
INTECH International Fund $1,797
INTECH U.S. Core Fund $1,141
INTECH U.S. Growth Fund $1,751
INTECH U.S. Value Fund $932
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $46,936
Janus Global Allocation Fund - Conservative $75
Janus Global Allocation Fund - Growth $104
Janus Global Allocation Fund - Moderate $108
Janus Global Bond Fund $2,173
Janus High-Yield Fund $11,752
Janus Real Return Fund $28
Janus Short-Term Bond Fund $2,693
Perkins Large Cap Value Fund $607
Perkins Mid Cap Value Fund $40,639
Perkins Select Value Fund $938
Perkins Small Cap Value Fund $7,038
Perkins Value Plus Income Fund $174

L-Class
Perkins Mid Cap Value Fund $375
Perkins Small Cap Value Fund $2,213

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $2,032
Janus Global Bond Fund $1,631
Janus High-Yield Fund $237
Janus Short-Term Bond Fund $369
Perkins Large Cap Value Fund $597
Perkins Mid Cap Value Fund $4,654
Perkins Small Cap Value Fund $3,382

R-Class
Janus Flexible Bond Fund $348
Janus High-Yield Fund $57
Perkins Mid Cap Value Fund $1,093
Perkins Small Cap Value Fund $77

S-Class
INTECH Global Dividend Fund $4
INTECH International Fund $1
INTECH U.S. Core Fund $144
INTECH U.S. Growth Fund $64
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $1,017
Janus Global Allocation Fund - Conservative $30
Janus Global Allocation Fund - Growth $26
Janus Global Allocation Fund - Moderate $39
Janus Global Bond Fund $9
Janus High-Yield Fund $209
Janus Real Return Fund $20
Janus Short-Term Bond Fund $26
Perkins Large Cap Value Fund $1
Perkins Mid Cap Value Fund $5,066
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $463
Perkins Value Plus Income Fund $65

T-Class
INTECH Global Dividend Fund $13
INTECH International Fund $4
INTECH U.S. Core Fund $798
INTECH U.S. Growth Fund $204
INTECH U.S. Value Fund $100
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $16,937
Janus Global Allocation Fund - Conservative $578
Janus Global Allocation Fund - Growth $236
Janus Global Allocation Fund - Moderate $360
Janus Global Bond Fund $94
Janus High-Yield Fund $42,357
Janus Real Return Fund $29
Janus Short-Term Bond Fund $14,272
Perkins Large Cap Value Fund $38
Perkins Mid Cap Value Fund $65,742
Perkins Select Value Fund $16
Perkins Small Cap Value Fund $5,960
Perkins Value Plus Income Fund $91


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Global Dividend Fund $260
INTECH International Fund $0
INTECH U.S. Core Fund $710
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $1,332
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $6,945
Janus Global Allocation Fund - Conservative $701
Janus Global Allocation Fund - Growth $59
Janus Global Allocation Fund - Moderate $106
Janus Global Bond Fund $0
Janus High-Yield Fund $7,917
Janus Real Return Fund $0
Janus Short-Term Bond Fund $434
Perkins Large Cap Value Fund $320
Perkins Mid Cap Value Fund $98,449
Perkins Select Value Fund $7
Perkins Small Cap Value Fund $5,614
Perkins Value Plus Income Fund $334

C-Class
INTECH Global Dividend Fund $24
INTECH International Fund $0
INTECH U.S. Core Fund $407
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $106
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $3,644
Janus Global Allocation Fund - Conservative $1,190
Janus Global Allocation Fund - Growth $87
Janus Global Allocation Fund - Moderate $112
Janus Global Bond Fund $0
Janus High-Yield Fund 1,843
Janus Real Return Fund $0
Janus Short-Term Bond Fund $196
Perkins Large Cap Value Fund $298
Perkins Mid Cap Value Fund $21,495
Perkins Select Value Fund $10
Perkins Small Cap Value Fund $859
Perkins Value Plus Income Fund $319

D-Class
INTECH Global Dividend Fund $313
INTECH U.S. Core Fund $9,598
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $7,502
Janus Global Allocation Fund - Conservative $13,180
Janus Global Allocation Fund - Growth $4,050
Janus Global Allocation Fund - Moderate $2,908
Janus Global Bond Fund $0
Janus High-Yield Fund $8,845
Janus Real Return Fund $0
Janus Short-Term Bond Fund $526
Perkins Large Cap Value Fund $3,151
Perkins Mid Cap Value Fund $106,207
Perkins Select Value Fund $284
Perkins Small Cap Value Fund $3,922
Perkins Value Plus Income Fund $1,386

I-Class
INTECH Global Dividend Fund $99
INTECH International Fund $11
INTECH U.S. Core Fund $5,389
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $12,723
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $32,008
Janus Global Allocation Fund - Conservative $208
Janus Global Allocation Fund - Growth $97
Janus Global Allocation Fund - Moderate $66
Janus Global Bond Fund $0
Janus High-Yield Fund $9,708
Janus Real Return Fund $0
Janus Short-Term Bond Fund $948
Perkins Large Cap Value Fund $3,917
Perkins Mid Cap Value Fund $315,703
Perkins Select Value Fund $4,300
Perkins Small Cap Value Fund $39,501
Perkins Value Plus Income Fund $567

L-Class
Perkins Mid Cap Value Fund $2,856
Perkins Small Cap Value Fund $10,934

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $1,900
Janus Global Bond Fund $0
Janus High-Yield Fund $193
Janus Short-Term Bond Fund $134
Perkins Large Cap Value Fund $3,882
Perkins Mid Cap Value Fund $32,931
Perkins Small Cap Value Fund $15,910

R-Class
Janus Flexible Bond Fund $239
Janus High-Yield Fund $43
Perkins Mid Cap Value Fund $16,428
Perkins Small Cap Value Fund $1,467

S-Class
INTECH Global Dividend Fund $7
INTECH International Fund $0
INTECH U.S. Core Fund $951
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $9
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $788
Janus Global Allocation Fund - Conservative $100
Janus Global Allocation Fund - Growth $31
Janus Global Allocation Fund - Moderate $31
Janus Global Bond Fund $0
Janus High-Yield Fund $164
Janus Real Return Fund $0
Janus Short-Term Bond Fund $11
Perkins Large Cap Value Fund $20
Perkins Mid Cap Value Fund $63,560
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $4,262
Perkins Value Plus Income Fund $246

T-Class
INTECH Global Dividend Fund $27
INTECH International Fund $0
INTECH U.S. Core Fund $4,897
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $1,367
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $12,098
Janus Global Allocation Fund - Conservative $1,640
Janus Global Allocation Fund - Growth $233
Janus Global Allocation Fund - Moderate $229
Janus Global Bond Fund $0
Janus High-Yield Fund $32,911
Janus Real Return Fund $0
Janus Short-Term Bond Fund $5,509
Perkins Large Cap Value Fund $288
Perkins Mid Cap Value Fund $572,876
Perkins Select Value Fund $92
Perkins Small Cap Value Fund $38,736
Perkins Value Plus Income Fund $333


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0.2346
INTECH International Fund $0.2267
INTECH U.S. Core Fund $0.1145
INTECH U.S. Growth Fund $0.0844
INTECH U.S. Value Fund $0.1135
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1566
Janus Global Allocation Fund - Conservative $0.2623
Janus Global Allocation Fund - Growth $0.2419
Janus Global Allocation Fund - Moderate $0.2269
Janus Global Bond Fund $0.1483
Janus High-Yield Fund $0.2887
Janus Real Return Fund $0.1093
Janus Short-Term Bond Fund $0.0205
Perkins Large Cap Value Fund $0.1548
Perkins Mid Cap Value Fund $0.2950
Perkins Select Value Fund $0.1141
Perkins Small Cap Value Fund $0.1535
Perkins Value Plus Income Fund $0.1813

C-Class
INTECH Global Dividend Fund $0.1874
INTECH International Fund $0.3193
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0.0722
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1158
Janus Global Allocation Fund - Conservative $0.1676
Janus Global Allocation Fund - Growth $0.1371
Janus Global Allocation Fund - Moderate $0.1255
Janus Global Bond Fund $0.1091
Janus High-Yield Fund $0.2547
Janus Real Return Fund $0.0722
Janus Short-Term Bond Fund $0.0084
Perkins Large Cap Value Fund $0.0638
Perkins Mid Cap Value Fund $0.0844
Perkins Select Value Fund $0.0566
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $0.1369

D-Class
INTECH Global Dividend Fund $0.2424
INTECH U.S. Core Fund $0.1376
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1670
Janus Global Allocation Fund - Conservative $0.2874
Janus Global Allocation Fund - Growth $0.2614
Janus Global Allocation Fund - Moderate $0.2452
Janus Global Bond Fund $0.1526
Janus High-Yield Fund $0.3002
Janus Real Return Fund $0.1145
Janus Short-Term Bond Fund $0.0221
Perkins Large Cap Value Fund $0.2117
Perkins Mid Cap Value Fund $0.3917
Perkins Select Value Fund $0.1408
Perkins Small Cap Value Fund $0.2336
Perkins Value Plus Income Fund $0.1894

I-Class
INTECH Global Dividend Fund $0.2519
INTECH International Fund $0.2435
INTECH U.S. Core Fund $0.1608
INTECH U.S. Growth Fund $0.1441
INTECH U.S. Value Fund $0.1522
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1683
Janus Global Allocation Fund - Conservative $0.2943
Janus Global Allocation Fund - Growth $0.2721
Janus Global Allocation Fund - Moderate $0.2520
Janus Global Bond Fund $0.1607
Janus High-Yield Fund $0.3026
Janus Real Return Fund $0.1208
Janus Short-Term Bond Fund $0.0240
Perkins Large Cap Value Fund $0.2308
Perkins Mid Cap Value Fund $0.3951
Perkins Select Value Fund $0.1650
Perkins Small Cap Value Fund $0.2323
Perkins Value Plus Income Fund $0.1978

L-Class
Perkins Mid Cap Value Fund $0.4029
Perkins Small Cap Value Fund $0.2639

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1754
Janus Global Bond Fund $0.0710
Janus High-Yield Fund $0.3076
Janus Short-Term Bond Fund $0.0244
Perkins Large Cap Value Fund $0.2293
Perkins Mid Cap Value Fund $0.4337
Perkins Small Cap Value Fund $0.2771

R-Class
Janus Flexible Bond Fund $0.1350
Janus High-Yield Fund $0.2716
Perkins Mid Cap Value Fund $0.2042
Perkins Small Cap Value Fund $0.0682

S-Class
INTECH Global Dividend Fund $0.2182
INTECH International Fund $0.1885
INTECH U.S. Core Fund $0.1151
INTECH U.S. Growth Fund $0.0614
INTECH U.S. Value Fund $0.1051
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1488
Janus Global Allocation Fund - Conservative $0.2499
Janus Global Allocation Fund - Growth $0.2131
Janus Global Allocation Fund - Moderate $0.1921
Janus Global Bond Fund $0.1372
Janus High-Yield Fund $0.2844
Janus Real Return Fund $0.0970
Janus Short-Term Bond Fund $0.0165
Perkins Large Cap Value Fund $0.0515
Perkins Mid Cap Value Fund $0.2447
Perkins Select Value Fund $0.0686
Perkins Small Cap Value Fund $0.1417
Perkins Value Plus Income Fund $0.1674

T-Class
INTECH Global Dividend Fund $0.2359
INTECH International Fund $0.2165
INTECH U.S. Core Fund $0.1238
INTECH U.S. Growth Fund $0.1290
INTECH U.S. Value Fund $0.1513
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1621
Janus Global Allocation Fund - Conservative $0.2894
Janus Global Allocation Fund - Growth $0.2568
Janus Global Allocation Fund - Moderate $0.2418
Janus Global Bond Fund $0.1500
Janus High-Yield Fund $0.2959
Janus Real Return Fund $0.1089
Janus Short-Term Bond Fund $0.0205
Perkins Large Cap Value Fund $0.1948
Perkins Mid Cap Value Fund $0.3523
Perkins Select Value Fund $0.1352
Perkins Small Cap Value Fund $0.2006
Perkins Value Plus Income Fund $0.1828


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

C-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

D-Class
INTECH Global Dividend Fund $0.6510
INTECH U.S. Core Fund $0.7596
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

I-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

L-Class
Perkins Mid Cap Value Fund $3.0695
Perkins Small Cap Value Fund $1.3037

N-Class
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Short-Term Bond Fund $0.0080
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Small Cap Value Fund $1.3037

R-Class
Janus Flexible Bond Fund $0.1186
Janus High-Yield Fund $0.2266
Perkins Mid Cap Value Fund $3.0695
Perkins Small Cap Value Fund $1.3037

S-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377

T-Class
INTECH Global Dividend Fund $0.6510
INTECH International Fund $0.0016
INTECH U.S. Core Fund $0.7596
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $2.0771
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $0.1186
Janus Global Allocation Fund - Conservative $0.8205
Janus Global Allocation Fund - Growth $0.2535
Janus Global Allocation Fund - Moderate $0.1536
Janus Global Bond Fund $0
Janus High-Yield Fund $0.2266
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0080
Perkins Large Cap Value Fund $1.4900
Perkins Mid Cap Value Fund $3.0695
Perkins Select Value Fund $0.7564
Perkins Small Cap Value Fund $1.3037
Perkins Value Plus Income Fund $0.6377


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund: 407
INTECH International Fund: 179
INTECH U.S. Core Fund: 987
INTECH U.S. Growth Fund: 342
INTECH U.S. Value Fund: 744
Janus Diversified Alternatives Fund: 382
Janus Flexible Bond Fund: 59,213
Janus Global Allocation Fund - Conservative: 925
Janus Global Allocation Fund - Growth: 242
Janus Global Allocation Fund - Moderate: 712
Janus Global Bond Fund: 201
Janus High-Yield Fund: 35,705
Janus Real Return Fund: 230
Janus Short-Term Bond Fund: 54,059
Perkins Large Cap Value Fund: 232
Perkins Mid Cap Value Fund: 35,961
Perkins Select Value Fund: 9
Perkins Small Cap Value Fund: 4,502
Perkins Value Plus Income Fund: 551

C-Class
INTECH Global Dividend Fund: 39
INTECH International Fund: 6
INTECH U.S. Core Fund: 560
INTECH U.S. Growth Fund: 193
INTECH U.S. Value Fund: 59
Janus Diversified Alternatives Fund: 365
Janus Flexible Bond Fund: 31,056
Janus Global Allocation Fund - Conservative: 1,552
Janus Global Allocation Fund - Growth: 352
Janus Global Allocation Fund - Moderate: 741
Janus Global Bond Fund: 54
Janus High-Yield Fund: 8,295
Janus Real Return Fund: 208
Janus Short-Term Bond Fund: 24,462
Perkins Large Cap Value Fund: 219
Perkins Mid Cap Value Fund: 7,881
Perkins Select Value Fund: 14
Perkins Small Cap Value Fund: 688
Perkins Value Plus Income Fund: 528

D-Class
INTECH Global Dividend Fund 527
INTECH U.S. Core Fund: 13,211
Janus Diversified Alternatives Fund: 611
Janus Flexible Bond Fund: 64,055
Janus Global Allocation Fund - Conservative: 17,405
Janus Global Allocation Fund - Growth: 16,540
Janus Global Allocation Fund - Moderate: 19,475
Janus Global Bond Fund: 755
Janus High-Yield Fund: 40,099
Janus Real Return Fund: 570
Janus Short-Term Bond Fund: 65,585
Perkins Large Cap Value Fund: 2,351
Perkins Mid Cap Value Fund: 39,597
Perkins Select Value Fund: 408
Perkins Small Cap Value Fund: 3,184
Perkins Value Plus Income Fund: 2,267

I-Class
INTECH Global Dividend Fund: 164
INTECH International Fund: 7,582
INTECH U.S. Core Fund: 7,429
INTECH U.S. Growth Fund: 12,240
INTECH U.S. Value Fund: 7,216
Janus Diversified Alternatives Fund: 680
Janus Flexible Bond Fund: 273,690
Janus Global Allocation Fund - Conservative: 275
Janus Global Allocation Fund - Growth: 398
Janus Global Allocation Fund - Moderate: 439
Janus Global Bond Fund: 83
Janus High-Yield Fund: 43,656
Janus Real Return Fund: 230
Janus Short-Term Bond Fund: 118,229
Perkins Large Cap Value Fund: 2,922
Perkins Mid Cap Value Fund: 114,840
Perkins Select Value Fund: 6,124
Perkins Small Cap Value Fund: 31,401
Perkins Value Plus Income Fund: 946

L-Class
Perkins Mid Cap Value Fund: 1,045
Perkins Small Cap Value Fund: 8,674

N-Class
Janus Diversified Alternatives Fund: 5,819
Janus Flexible Bond Fund: 16,162
Janus Global Bond Fund: 23,097
Janus High-Yield Fund: 878
Janus Short-Term Bond Fund: 16,750
Perkins Large Cap Value Fund: 2,895
Perkins Mid Cap Value Fund: 12,351
Perkins Small Cap Value Fund: 12,980

R-Class
Janus Flexible Bond Fund: 2,000
Janus High-Yield Fund: 197
Perkins Mid Cap Value Fund: 6,047
Perkins Small Cap Value Fund: 1,107

S-Class
INTECH Global Dividend Fund: 11
INTECH International Fund: 7
INTECH U.S. Core Fund: 1,298
INTECH U.S. Growth Fund: 1,055
INTECH U.S. Value Fund: 5
Janus Diversified Alternatives Fund: 357
Janus Flexible Bond Fund: 6,756
Janus Global Allocation Fund - Conservative: 136
Janus Global Allocation Fund - Growth: 128
Janus Global Allocation Fund - Moderate: 209
Janus Global Bond Fund: 38
Janus High-Yield Fund: 746
Janus Real Return Fund: 208
Janus Short-Term Bond Fund: 1,397
Perkins Large Cap Value Fund: 15
Perkins Mid Cap Value Fund: 23,430
Perkins Select Value Fund: 1
Perkins Small Cap Value Fund: 3,337
Perkins Value Plus Income Fund: 408

T-Class
INTECH Global Dividend Fund: 45
INTECH International Fund: 21
INTECH U.S. Core Fund: 6,732
INTECH U.S. Growth Fund: 1,669
INTECH U.S. Value Fund: 822
Janus Diversified Alternatives Fund: 384
Janus Flexible Bond Fund: 103,114
Janus Global Allocation Fund - Conservative: 2,158
Janus Global Allocation Fund - Growth: 950
Janus Global Allocation Fund - Moderate: 1,542
Janus Global Bond Fund: 523
Janus High-Yield Fund: 148,932
Janus Real Return Fund: 292
Janus Short-Term Bond Fund: 686,655
Perkins Large Cap Value Fund: 216
Perkins Mid Cap Value Fund: 209,426
Perkins Select Value Fund: 131
Perkins Small Cap Value Fund: 30,591
Perkins Value Plus Income Fund: 550


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $12.33
INTECH International Fund $9.28
INTECH U.S. Core Fund $19.93
INTECH U.S. Growth Fund $19.96
INTECH U.S. Value Fund $12.28
Janus Diversified Alternatives Fund $9.91
Janus Flexible Bond Fund $10.37
Janus Global Allocation Fund - Conservative $12.92
Janus Global Allocation Fund - Growth $14.50
Janus Global Allocation Fund - Moderate $13.58
Janus Global Bond Fund $10.02
Janus High-Yield Fund $9.18
Janus Real Return Fund $9.82
Janus Short-Term Bond Fund $3.07
Perkins Large Cap Value Fund $15.81
Perkins Mid Cap Value Fund $23.35
Perkins Select Value Fund $12.16
Perkins Small Cap Value Fund $25.69
Perkins Value Plus Income Fund $11.61

C-Class
INTECH Global Dividend Fund $12.28
INTECH International Fund $9.24
INTECH U.S. Core Fund $19.88
INTECH U.S. Growth Fund $19.25
INTECH U.S. Value Fund $12.25
Janus Diversified Alternatives Fund $9.83
Janus Flexible Bond Fund $10.37
Janus Global Allocation Fund - Conservative $12.74
Janus Global Allocation Fund - Growth $14.31
Janus Global Allocation Fund - Moderate $13.42
Janus Global Bond Fund $10.03
Janus High-Yield Fund $9.18
Janus Real Return Fund $9.78
Janus Short-Term Bond Fund $3.06
Perkins Large Cap Value Fund $15.64
Perkins Mid Cap Value Fund $23.12
Perkins Select Value Fund $12.08
Perkins Small Cap Value Fund $25.19
Perkins Value Plus Income Fund $11.64

D-Class
INTECH Global Dividend Fund $12.30
INTECH U.S. Core Fund $19.94
Janus Diversified Alternatives Fund $9.92
Janus Flexible Bond Fund $10.37
Janus Global Allocation Fund - Conservative $12.98
Janus Global Allocation Fund - Growth $14.55
Janus Global Allocation Fund - Moderate $13.63
Janus Global Bond Fund $10.02
Janus High-Yield Fund $9.18
Janus Real Return Fund $9.84
Janus Short-Term Bond Fund $3.07
Perkins Large Cap Value Fund $15.72
Perkins Mid Cap Value Fund $23.36
Perkins Select Value Fund $12.17
Perkins Small Cap Value Fund $25.70
Perkins Value Plus Income Fund $11.62

I-Class
INTECH Global Dividend Fund $12.35
INTECH International Fund $9.23
INTECH U.S. Core Fund $19.94
INTECH U.S. Growth Fund $19.79
INTECH U.S. Value Fund $12.35
Janus Diversified Alternatives Fund $9.93
Janus Flexible Bond Fund $10.37
Janus Global Allocation Fund - Conservative $12.99
Janus Global Allocation Fund - Growth $14.55
Janus Global Allocation Fund - Moderate $13.63
Janus Global Bond Fund $10.01
Janus High-Yield Fund $9.19
Janus Real Return Fund $9.77
Janus Short-Term Bond Fund $3.07
Perkins Large Cap Value Fund $15.77
Perkins Mid Cap Value Fund $23.36
Perkins Select Value Fund $12.18
Perkins Small Cap Value Fund $25.75
Perkins Value Plus Income Fund $11.63

L-Class
Perkins Mid Cap Value Fund $23.62
Perkins Small Cap Value Fund $26.17

N-Class
Janus Diversified Alternatives Fund $9.93
Janus Flexible Bond Fund $10.37
Janus Global Bond Fund $10.01
Janus High-Yield Fund $9.18
Janus Short-Term Bond Fund $3.07
Perkins Large Cap Value Fund $15.76
Perkins Mid Cap Value Fund $23.35
Perkins Small Cap Value Fund $25.73

R-Class
Janus Flexible Bond Fund $10.37
Janus High-Yield Fund $9.18
Perkins Mid Cap Value Fund $23.26
Perkins Small Cap Value Fund $25.41

S-Class
INTECH Global Dividend Fund $12.31
INTECH International Fund $9.34
INTECH U.S. Core Fund $19.91
INTECH U.S. Growth Fund $19.89
INTECH U.S. Value Fund $12.37
Janus Diversified Alternatives Fund $9.88
Janus Flexible Bond Fund $10.37
Janus Global Allocation Fund - Conservative $12.89
Janus Global Allocation Fund - Growth $14.42
Janus Global Allocation Fund - Moderate $13.48
Janus Global Bond Fund $10.03
Janus High-Yield Fund $9.20
Janus Real Return Fund $9.84
Janus Short-Term Bond Fund $3.06
Perkins Large Cap Value Fund $15.91
Perkins Mid Cap Value Fund $23.34
Perkins Select Value Fund $12.17
Perkins Small Cap Value Fund $25.59
Perkins Value Plus Income Fund $11.61

T-Class
INTECH Global Dividend Fund $12.32
INTECH International Fund $9.22
INTECH U.S. Core Fund $19.94
INTECH U.S. Growth Fund $19.72
INTECH U.S. Value Fund $12.30
Janus Diversified Alternatives Fund $9.91
Janus Flexible Bond Fund $10.37
Janus Global Allocation Fund - Conservative $12.97
Janus Global Allocation Fund - Growth $14.56
Janus Global Allocation Fund - Moderate $13.61
Janus Global Bond Fund $10.02
Janus High-Yield Fund $9.18
Janus Real Return Fund $9.80
Janus Short-Term Bond Fund $3.07
Perkins Large Cap Value Fund $15.70
Perkins Mid Cap Value Fund $23.37
Perkins Select Value Fund $12.16
Perkins Small Cap Value Fund $25.71
Perkins Value Plus Income Fund $11.62